EXHIBIT 10.1.1

ASSIGNMENT OF AGREEMENT

FOR PURCHASE AND SALE OF REAL PROPERTY

THIS ASSIGNMENT OF AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the “Assignment”) is made and entered into as of the 20th day of May, 2011 by and between WOODFIELD INVESTMENTS, LLC, a Virginia limited liability company (“Assignor”) and GR-105 LONG POINT VENTURE, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, REDUS SOUTH CAROLINA, LLC, a Delaware limited liability company, f/k/a REDUS SC LAND, LLC (“Seller”), as seller, and Assignor, as purchaser, are parties to that certain Agreement for Purchase and Sale of Real Property dated November 10, 2010, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated January 5, 2011, by that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated February 1, 2011, by that certain Third Amendment to Agreement for Purchase and Sale of Real Property dated May 12, 2011 and by that certain Fourth Amendment to Agreement for Purchase and Sale of Real Property dated May 18, 2011 (as amended, the “Purchase Agreement”) with respect to certain real property located in the Town of Mount Pleasant, Charleston County, South Carolina, as more particularly described in said Purchase Agreement; and

WHEREAS, Assignor has agreed to assign all of its obligations, rights, title and interests in, to and under said Purchase Agreement to Assignee, and Assignee has agreed to assume all of Assignor’s obligations, rights, title and interests in, to and under the Purchase Agreement from Assignor.

NOW, THEREFORE, FOR AND IN CONSIDERATION of One Dollar ($1.00) and other good and valuable consideration, Assignor hereby assigns to Assignee all of its obligations, rights, title and interest in, to and under the Purchase Agreement, and Assignee hereby assumes all of Assignor’s obligations, rights, title and interest in, to and under the Purchase Agreement.

[SIGNATURES INCLUDED ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by the persons duly empowered to bind the parties to perform their respective obligations hereunder as of the day and year first above written.

ASSIGNOR:

WOODFIELD INVESTMENTS, LLC, a Virginia limited liability company

By:	/s/ Michael L. Schwarz
Name:	Michael L. Schwarz
Title:	Manager

ASSIGNEE:

GR-105 LONG POINT VENTURE, LLC a Delaware limited liability company

By:	WF Invest Long Point, LLC, a Delaware limited liability company, its Operating Member

	By:	Woodfield Investments, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Michael L. Schwarz
		Name:	Michael L. Schwarz
		Title:	Manager